Q1 2024 Results April 25, 2024

Q1 2024 Results Not for Product Promotional Use Forward Looking Statements and Non-GAAP Financial Information 2 This presentation contains statements about Bristol-Myers Squibb Company’s (the “Company”) future financial results, plans, business development strategy, anticipated clinical trials, results and regulatory approvals that constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. All statements that are not statements of historical facts are, or may be deemed to be, forward-looking statements. Actual results may differ materially from those expressed in, or implied by, these statements as a result of various factors, including, but not limited to: (i) new laws and regulations, (ii) our ability to obtain, protect and maintain market exclusivity rights and enforce patents and other intellectual property rights, (iii) our ability to achieve expected clinical, regulatory and contractual milestones on expected timelines or at all, (iv) difficulties or delays in the development and commercialization of new products, (v) difficulties or delays in our clinical trials and the manufacturing, distribution and sale of our products, (vi) adverse outcomes in legal or regulatory proceedings, (vii) risks relating to acquisitions, divestitures, alliances, joint ventures and other portfolio actions and (viii) political and financial instability, including changes in general economic conditions. These and other important factors are discussed in the Company’s most recent annual report on Form 10-K and reports on Forms 10-Q and 8-K. These documents are available on the U.S. Securities and Exchange Commission’s website, on the Company’s website or from Bristol-Myers Squibb Investor Relations. No forward-looking statements can be guaranteed. In addition, any forward-looking statements and clinical data included herein are presented only as of the date hereof. Except as otherwise required by applicable law, the Company undertakes no obligation to publicly update any of the provided information, whether as a result of new information, future events, changed circumstances or otherwise. This presentation includes certain non-generally accepted accounting principles (“GAAP”) financial measures that we use to describe the Company’s performance. The non-GAAP financial measures are provided as supplemental information and are presented because management has evaluated the Company’s financial results both including and excluding the adjusted items or the effects of foreign currency translation, as applicable, and believes that the non-GAAP financial measures presented portray the results of the Company’s baseline performance, supplement or enhance management’s, analysts’ and investors’ overall understanding of the Company’s underlying financial performance and trends and facilitate comparisons among current, past and future periods. This presentation also provides certain revenues and expenses excluding the impact of foreign exchange (“Ex-FX”). We calculate foreign exchange impacts by converting our current-period local currency financial results using the prior period average currency rates and comparing these adjusted amounts to our current-period results. Ex-FX financial measures are not accounted for according to GAAP because they remove the effects of currency movements from GAAP results. The non-GAAP information presented herein provides investors with additional useful information but should not be considered in isolation or as substitutes for the related GAAP measures. Moreover, other companies may define non-GAAP measures differently, which limits the usefulness of these measures for comparisons with such other companies. We encourage investors to review our financial statements and publicly filed reports in their entirety and not to rely on any single financial measure. An explanation of these non-GAAP financial measures and a reconciliation to the most directly comparable financial measure are available on our website at www.bms.com/investors. Also note that a reconciliation of forward-looking non-GAAP measures, including non-GAAP earnings per share (EPS), to the most directly comparable GAAP measures is not provided because comparable GAAP measures for such measures are not reasonably accessible or reliable due to the inherent difficulty in forecasting and quantifying measures that would be necessary for such reconciliation. Namely, we are not, without unreasonable effort, able to reliably predict the impact of accelerated depreciation and impairment charges, legal and other settlements, gains and losses from equity investments and other adjustments. In addition, the Company believes such a reconciliation would imply a degree of precision and certainty that could be confusing to investors. These items are uncertain, depend on various factors and may have a material impact on our future GAAP results.

Chris Boerner, PhD Board Chair and Chief Executive Officer 3 Q1 2024 Results

Q1 2024 Results Not for Product Promotional Use Q1 2024 overview 4 Executing productivity initiative Advanced our Pipeline Solid Commercial Performance Actions underway to increase productivity & efficiency across the organization Multiple regulatory approvals & clinical development milestones Topline growth: +5% or +6% Ex-FX* Closed Four Significant Deals No change to the underlying business outlook from February 2024 Strengthened long-term growth profile by diversifying in Oncology & expanding in Neuroscience *See “Forward-Looking Statements and Non-GAAP Financial Information”

Q1 2024 Performance

Commercial

Growth Portfolio Revenues: +8% or +11% Ex-FX* YoY



$ in billions
$11.3
$11.9
$4.4
$4.8
Legacy
Growth
Q1 2023
Q1 2024

- +51% Breyanzi (lisocabtagene maraleucel)
- +72% Reblozyl (luspatercept-aamt)
- +76% Opdualag (nivolumab and relatlimab-rmbw)
- >100% CAMZYOS (mavacamten)
- >100% SOTYKTU (deucravacitinib)

Research & Development[1]

Regulatory approvals:

- Breyanzi in 3L+ CLL/SLL in U.S.
- Abecma in 3L+ MM in U.S. & EU
- Reblozyl 1L MDS in EU & Japan

Achieved multiple clinical development milestones:

- Opdualag PoC in NSCLC established[2]
- Krazati 2L+ NSCLC (confirmatory trial)
- KarXT long-term efficacy & safety data
- GPRC5D CAR T in RRMM & golcadomide in NHL in registrational trials

Business Development

Closed key acquisitions & global licensing deal

- MIRATI THERAPEUTICS
- SYSTIMMUNE
- RayzeBio
- KARUNA THERAPEUTICS

*See "Forward-Looking Statements and Non-GAAP Financial Information" 1. Not an exhaustive list of assets, programs, or indications; 2. Moving to registrational trial in a segment of NSCLC based on pre-specified analysis

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KarXT: Potential first-in-class M1/M4 agonist with multi-billion-dollar peak sales opportunities

Significant market opportunity

- **Large population:** 1.6M[1] adults treated for schizophrenia in the U.S.
- **~70% of patients**[1] on current therapies not well managed
- **Current SOC** options associated with significant AEs including serious metabolic dysfunction

Differentiated profile supported by long-term data[2,3,4]

- **Compelling efficacy:** >75% patients achieving >30% improvement in PANSS
- **Differentiated safety:** Continued lack of weight gain, metabolic dysfunction, & extrapyramidal symptoms

U.S. FDA PDUFA date September 26, 2024; Launch preparations underway

1. DRG - Clarivate, as of July 2023; 2. Kaul I, et al. SIRS 2024 (poster # F264). 3. Claxton A, et al. SIRS 2024 (oral). 4. Marcus R, et al. SIRS 2024 (poster #F74). AEs=Adverse Events, PANSS=Positive and Negative Syndrome Scale, SOC=Standard of Care

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Q1 2024 Results Not for Product Promotional Use Strengthening the Company for the Transition Period & long-term growth 7 • Identifying key assets and programs with highest potential • Streamlining decision-making & reducing management layers • Focusing R&D on higher ROI programs • Investing in highest-priority growth brands Cost savings to be reinvested in the highest potential opportunities *The Company does not reconcile forward-looking non-GAAP measures. See “Forward-Looking Statements and Non-GAAP Financial Information” Realizing internal cost savings of ~$1.5B by the end of 2025*

Continued confidence delivering underlying growth in 2024

2024 Guidance Highlights*[1]

Total Revenues Reported Rates	Low single-digit increase affirmed
Total Revenues Ex-FX	Low single-digit increase affirmed
Revised Non-GAAP EPS	$0.40 - $0.70 Includes (~$6.73) impact from Acquired IPR&D & dilution from recently closed transactions[2]

*The Company does not reconcile forward-looking non-GAAP measures. See "Forward-Looking Statements and Non-GAAP Financial Information" 1. 2024 EPS Guidance excludes the impact of any potential future strategic acquisitions, divestitures, specified items, and the impact of future Acquired IPRD charges 2. Comprised of net impact of Acquired IPR&D charge of ($6.30) mainly from Karuna Therapeutics & SystImmune and dilution for certain interest and/or operational expenses for Karuna Therapeutics (~$0.30) & RayzeBio (~$0.13)

Bristol Myers Squibb | Q1 2024 Results

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David Elkins Executive Vice President and Chief Financial Officer 9 Q1 2024 Results

Q1 2024 Results Not for Product Promotional Use Composition of revenue is rapidly transitioning to the Growth Portfolio 10 $4.4 $4.8 $6.9 $7.1 Q1 2023 Q1 2024 Legacy Growth Growth Portfolio Other Growth Brands1 Legacy Portfolio Other Mature Brands *See “Forward-Looking Statements and Non-GAAP Financial Information”; 1. Other Growth Brands: Onureg, Inrebic, Nulojix, Empliciti, & Royalty revenues $ in billions +3% Ex-FX* +8% YoY +2% YoY +11% Ex-FX* +5% YoY, +6% Ex-FX*

Q1 2024 Oncology product summary

Global Net Sales

	$M	YoY %	Ex-FX* %
OPDIVO (nivolumab)	$2,078	(6%)	(2%)
YERVOY (ipilimumab)	$583	+15%	+18%
Abraxane (nanoparticle albumin-bound paclitaxel)	$217	(9%)	(3%)
Opdualag (nivolumab and relatlimab-rmbw)	$206	+76%	+76%
KRAZATI[1] (adagrasib)	$21	---	---
AUGTYRO[2] (repotrectinib)	$6	---	---

Opdivo:

- U.S. impacted by inventory work down & timing of customer orders vs PY; continued demand growth across indications (e.g., upper GI & 1L lung)
- Ex-U.S. demand growth & expanded access

Opdualag:

- U.S. growth driven by strong demand; achieved 25%+ market share[3] in 1L melanoma
- Focused on driving share from PD-1 mono (<15%), dual I-O, & BRAF/MEK settings

Krazati:

- Pro forma full quarter global sales ~$27M including ~$25M in U.S.
- Focused on driving 2L+ NSCLC demand
- Priority Review U.S. PDUFA in 3L+ CRC: June 21, 2024

*See "Forward-Looking Statements and Non-GAAP Financial Information"
1. Represents BMS sales since closure of Mirati acquisition on January 23, 2024; 2. U.S. Priority Review PDUFA June 15, 2024 (NTRK); U.S. approval Nov 2023; application under review in EU (ROS1+/NTRK) & Japan (ROS1+) 3. BMS Internal Analysis

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Q1 2024 Cardiovascular product summary

Global Net Sales

	$M	YoY %	Ex-FX* %
Eliquis apixaban	$3,720	+9%	+9%
CAMZYOS (mavacamten) capsules	$84	**	**

Eliquis: Best-in-class & leading OAC within category

- U.S. growth driven by strong underlying demand
- Ex-U.S. continues to be #1 OAC in key international markets

Camzyos: First-in-class myosin inhibitor

- Strong increase in total treated & commercial dispensed patients; Q1 net sales impacted by inventory & gross-to-net dynamics
  - – Momentum strengthening in new patient starts
- International expansion based on reimbursement timing

As of	Dec 31, 2023	Mar 31, 2024
Patients in hub[1]	~6,100	~7,500
Patients on commercial drug[1]	~4,500	~5,600

*See "Forward-Looking Statements and Non-GAAP Financial Information"; **In excess of 100%; 1. BMS internal analysis & patient figures are U.S. only

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Q1 2024 Hematology product summary

Global Net Sales

	$M	YoY %	Ex-FX* %
Revlimid (lenalidomide) capsules	$1,669	(5%)	(4%)
Pomalyst (pomalidomide) capsules	$865	+4%	+4%
SPRYCEL dasatinib	$374	(13%)	(11%)
Reblozyl (luspatercept-aamt) for injection 25mg • 75mg	$354	+72%	+72%
Breyanzi (lisocabtagene maraleucel)	$107	+51%	+51%
Abecma (idecabtagene vicleucel)	$82	(44%)	(44%)

Reblozyl:

- Strong U.S. launch in 1L MDS-associated anemia
- Growth across a broad RS agnostic patient population, gaining momentum in the RS negative population
- EU 1L approval with a broad label

Breyanzi:

- U.S. approval in 3L+ CLL/SLL
- Tailwinds expected from Q2 onwards from additional manufacturing capacity & expanded indications

Abecma:

- KarMMa-3 approval expands the addressable patient population into earlier lines
- U.S. & EU approval in 3L+ MM

*See "Forward-Looking Statements and Non-GAAP Financial Information"

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Q1 2024 Immunology product summary

Global Net Sales

	$M	YoY %	Ex-FX* %
ORENCIA (abatacept)	$798	+4%	+6%
ZEPOSIA (ozanimod)	$110	+41%	+41%
SOTYKTU (deucravacitinib)	$44	**	**

Sotyktu: First-in-class TYK2 inhibitor

- Achieved goal of ~10K commercial scripts in Q1
- Additional momentum driven by continued volume growth and access improvement
- Continued focus on demand growth and access improvements

Sotyktu Commercially Paid Scripts[1]

Q2'23	Q3'23	Q4'23	Q1'24
~4,400	~6,500	~8,700	~9,800

*See "Forward-Looking Statements and Non-GAAP Financial Information"; **In excess of +100%; 1. Symphony METYS TRx Data for U.S. paid scripts

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Q1 2024 Results Not for Product Promotional Use US GAAP Non-GAAP $ in billions, except EPS Q1 2024 Q1 2023 Q1 2024 Q1 2023 Total Revenues, net 11.9 11.3 11.9 11.3 Gross Margin % 75.3% 77.4% 75.5% 77.8% Operating Expenses1 5.1 4.1 4.3 4.0 Acquired IPR&D 12.9 0.1 12.9 0.1 Amortization of Acquired Intangibles 2.4 2.3 - - Effective Tax Rate (3.4%) 18.2% (9.0%) 15.5% Diluted EPS (5.89) 1.07 (4.40) 2.05 Diluted Shares Outstanding (# in millions) 2,023 2,113 2,023 2,113 Q1 2024 Financial Performance 15 US P Non- P* Diluted EPS Impact from Acquired IPR&D2 (6.30) (0.01) (6.30) (0.01) *See “Forward-Looking Statements and Non-GAAP Financial Information”; 1. Operating Expenses = MS&A and R&D; 2. Represents the net impact from Acquired IPRD & Licensing income reported through Q1

Strategic approach to Capital Allocation

Cash flow from Operations $B


$3.0
$1.9
$4.8
$4.3
$2.8
Q1 2023
Q2 2023
Q3 2023
Q4 2023
Q1 2024

$B	Q1 2024
Total Cash*	~$10.0
Total Debt	~$55.7

Strong operating cash flow generation

Business Development

- Prioritize opportunities to further diversify portfolio & strengthen long-term outlook focused mainly on bolt-ons & licensing opportunities
  - Completed acquisitions of Mirati Therapeutics, Karuna Therapeutics & RayzeBio

Balance Sheet Strength

- Maintain strong investment-grade credit rating
- Planned debt pay down of ~$10B over 2 years

Returning Cash to Shareholders

- Continued annual dividend growth**
- ~$5B in share repurchase authorization remaining as of March 31, 2024

*Cash includes cash, cash equivalents and marketable debt securities; **Subject to Board approval

Bristol Myers Squibb | Q1 2024 Results
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Q1 2024 Results Not for Product Promotional Use Actions to enhance productivity 17 Realizing internal cost savings of ~$1.5B by the end of 2025* Strengthening the Company to navigate the Transition Period & Drive Long-Term Growth Cost savings to be reinvested in the highest potential opportunities Cost savings across the organization that include: • Reduction of management layers • ~2,200 employees impacted in 2024 • Pipeline rationalization • Site consolidation • Reduced third-party spend • Optimize operations across the organization • Prioritize investment in key growth brands • Focus on opportunities with the highest potential ROI to drive long-term growth *The Company does not reconcile forward-looking non-GAAP measures. See “Forward-Looking Statements and Non-GAAP Financial Information”

2024 Non-GAAP EPS guidance adjusted for impact of recently closed transactions

2024 Non-GAAP EPS Guidance*	
February Diluted EPS (Prior)	**$7.10 - $7.40**
Acquired IPR&D Impact	($6.30)
Dilution Impact (RayzeBio)	($0.13)
Dilution Impact (Karuna)	($0.30)
Total Deals Impact	**($6.73)**
Revised Diluted EPS[1,2]	**$0.40 - $0.70**

Reflects consistent underlying outlook for 2024

*The Company does not reconcile forward-looking non-GAAP measures. See "Forward-Looking Statements and Non-GAAP Financial Information" 1. 2024 EPS Guidance excludes the impact of any potential future strategic acquisitions, divestitures, specified items, and the impact of future Acquired IPRD charges 2. Comprised of net impact of Acquired IPR&D charge of ($6.30) primarily from Karuna Therapeutics & SystImmune and dilution for certain interest and/or operational expenses for Karuna Therapeutics (~$0.30) & RayzeBio (~$0.13)

Bristol Myers Squibb | Q1 2024 Results
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Revised 2024 Guidance

	Non-GAAP*	
	February (Prior)	April (Revised)
Total Revenues Reported Rates	Low single-digit increase	No Change
Total Revenues Ex-FX	Low single-digit increase	No Change
Gross Margin %	~74%	No Change
Operating Expenses[1]	Low single-digit increase	No Change
Other Income/(Expense)	~$250M	~($250M)
Tax Rate	~17.5%	~69%
Diluted EPS[2]	$7.10 - $7.40	$0.40 - $0.70

Key Highlights

- No change to Revenue or Gross Margin
- No change to Operating Expenses
- Other Income/(Expense) updated for financing costs of Karuna and RayzeBio
  - ~$13B of debt at 5.3%
- Acquired IPR&D consists primarily of:
  - Karuna ~$12.1B
  - SystImmune ~$0.8B
- Underlying Tax Rate excluding Acquired IPR&D:
  - Q1 at ~19.5%
  - FY'24 estimated at ~18%

*The Company does not reconcile forward-looking non-GAAP measures. See "Forward-Looking Statements and Non-GAAP Financial Information"; 1. Operating Expenses = MS&A and R&D, excluding Acquired IPR&D and Amortization of acquired intangibles; 2. April 2024 EPS Guidance comprised of Acquired IPR&D charge of (~$6.30) mainly from Karuna Therapeutics & SystImmune and dilution for certain interest and/or operational expenses for Karuna Therapeutics (~$0.30) & RayzeBio (~$0.13) and excludes the impact of any potential future strategic acquisitions, divestitures, specified items, and the impact of future Acquired IPRD charges

Bristol Myers Squibb | Q1 2024 Results

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Chris Boerner, PhD Board Chair, Chief Executive Officer David Elkins Executive VP, Chief Financial Officer Samit Hirawat, MD Executive VP, Chief Medical Officer, Global Drug Development Adam Lenkowsky Executive VP, Chief Commercialization Officer 20 Q1 2024 Results Q&A